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                                                                 Exhibit 10.6



                      HADSON ENERGY RESOURCES CORPORATION

                      SECOND AGREEMENT TO CREDIT AGREEMENT

Bank of Montreal
Chicago, Illinois

Gentlemen:

        We refer to the Credit Agreement dated as of December 18, 1990 as amended and currently in effect between us (the "Credit Agreement"), capitalized terms used without definition below to have the same meanings herein as they have in the Credit Agreement. Upon your acceptance hereof in the space provided for that purpose below and as of the dates provided for below, the Credit Agreement and the Revolving Credit Note shall be amended as follows:

        1. Section 1.2 (the Term Credit). The third sentence of Section 1.2 of the Credit Agreement shall be amended by striking the word "nine" appearing therein and by substituting the word "five" therefor.

        2. Section 3.1 (Commitment Fee). Section 3.1 of the Credit Agreement shall be amended by striking the fraction "1/2" appearing therein and substituting the fraction "3/8" therefor.

        3. Section 8.5(a) (Financial Reports). Section 8.5(a) of the Credit Agreement shall be amended and as so amended shall be restated in its entirety to read as follows:

        "(a) as soon as available, and in any event within 60 days after the close of each quarterly fiscal period of the Company, a copy of the balance sheet, statement of earnings and statement of changes in cash flow of the Company and its Subsidiaries as of the last day of such period (in the case of the balance sheet) and for the fiscal year to date ending as of the last day of such period (in the case of the other statements) prepared on a consolidated basis and certified to by the president, chief financial officer, chief accounting officer or vice president and treasurer thereof with such certificate to also (i) state that the signer thereof has reexamined the provisions of this Agreement and that no Default or Event of Default has occurred or is continuing or if any of such has occurred or is continuing stating the nature thereof and the action, if any, which the Company proposes to take with respect thereto, (ii) set forth a computation in reasonable detail of compliance with the proviso to Section 8.8 hereto, Section 8.10(h) hereof and Sections 8.9, 8.13 and 8.14 hereof, (iii) include a statement of the current adjusted valuation of the principal balance of the Petroleum Notes and (iv) include a statement of all sales of Borrowing Base Assets during the fiscal year to date ending as of the last day of such period;"

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        4.  Section 8.5(c) (Financial Reports).  Section 8.5(c) of the Credit
Agreement shall be amended by deleting the phrase "on a month by month basis" appearing in line 2 thereof and by deleting the phrase "by month and" in the parenthetical clause at the end thereof.

        5. Section 10 (Definition of the term "Applicable Base Rate Margin"). The definition of the term "Applicable Base Rate Margin" appearing in Section 10 of the Credit Agreement shall be amended and as so amended shall be restated in its entirety to read as follows:

         "The term "Applicable Base Rate Margin" shall mean 0% per annum when applied to the indebtedness evidenced by the Revolving Credit Notes and 1/4 of 1% per annum when applied to the indebtedness evidenced by the Term Credit Notes, provided however that from and after the occurrence of an Event of Default, the term "Applicable Base Rate Margin" shall mean 2% per annum when applied to the indebtedness evidenced by the Revolving Credit Notes and 2-1/4% per annum when applied to the indebtedness evidenced by the Term Credit Notes."

        6. Section 10 (Definition of the term "Applicable CD Rate Margin").
The definition of the term "Applicable CD Rate Margin" appearing in Section 10 of the Credit Agreement shall be amended and as so amended shall be restated in its entirety to read as follows:

         "The term "Applicable Base Rate Margin" shall mean for each Interest Period applicable to an Adjusted CD Rate Portion (i) 1-1/8% per annum if as of the first day of such Interest Period the Outstandings are equal to or less than 50% of the Borrowing Base as most recently determined by the Banks, (ii) 1-1/4% per annum if as of the first day of such Interest Period the Outstandings exceed 50% but are less than 75% of the Borrowing Base as most recently determined by the Banks and (iii) 1-3/8% per annum if as of the first day of such Interest Period the Outstandings equal or exceed 75% of the Borrowing Base as most recently determined by the Banks; provided, however, that
         (aa) the Applicable CD Rate Margin for any CD Rate Portion evidenced by the Term Credit Notes shall be the rate per annum determined pursuant to the foregoing plus 1/4 of 1% per annum, (ab) from and after the occurrence of an Event of Default the Applicable CD Rate Margin shall be the rate per annum determined pursuant to all of the foregoing (including the foregoing proviso) plus the rate of 2% per annum and (ac) through December 31, 1994 (but not thereafter) the Applicable CD Rate Margin shall be reduced by 1/8 of 1% per annum from such margin as computed pursuant to the applicable foregoing provisions of this definition."

        7. Section 10 (Definition of the term "Applicable LIBOR Rate Margin"). The definition of the term "Applicable LIBOR Rate Margin" appearing in Section 10 of the Credit Agreement shall be amended and as so amended shall be restated in its entirety to read as follows:





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         "The term "Applicable LIBOR Rate Margin" shall mean for each
         Interest Period applicable to a LIBOR Portion (i) 7/8 of 1% per annum if as of the first day of such Interest Period the Outstandings are equal to or less than 50% of the Borrowing Base as most recently computed by the Banks, (ii) 1% per annum if as of the first day of such Interest Period the Outstandings exceed 50% but are less than 75% of the Borrowing Base as most recently determined by the Banks and
         (iii) 1-1/8% per annum if as of the first day of such Interest Period the Outstandings equal or exceed 75% of the Borrowing Base as most recently determined by the Banks; provided, however that (aa) the Applicable LIBOR Rate Margin for any LIBOR Portion evidenced by the Term Credit Notes shall be the rate per annum determined pursuant to the foregoing plus 1/4 of 1% per annum, (ab) from and after the occurrence of an Event of Default, the Applicable LIBOR Rate Margin shall be the rate per annum determined pursuant to all of the foregoing (including the foregoing proviso) plus the rate of 2% per annum and (ac) through December 31, 1994 (but not thereafter) the Applicable LIBOR Rate Margin shall be reduced by 1/8 of 1% per annum from such margin as computed pursuant to the applicable foregoing provisions of this definition."

        8. Section 10 (Definition of the term "Termination Date"). The definition of the term "Termination Date" appearing in Section 10 of the Credit Agreement shall be amended by striking the date "October 31, 1994" appearing therein and by substituting the date "October 31, 1995" therefor.

        9. Section 10 (new definition). Section 10 of the Credit Agreement shall be amended by adding the following additional definition thereto:

         "The term "Outstandings" shall mean as of any time the same is to be determined the sum of the then outstanding principal balance of the Notes and the amount of all outstanding Letters of Credit."

        10. The Revolving Credit Note. The first paragraph of the Revolving Credit Note heretofore issued to Bank of Montreal shall be amended by striking the date "October 31, 1994" appearing therein and by substituting the date "October 31, 1995" therefor. If at any time Bank of Montreal requests the issuance of a new revolving credit note to it in substitution for the Revolving Credit Note currently outstanding, the Company agrees to issue such revolving credit note to Bank of Montreal in the same form as the Revolving Credit Note presently outstanding but with the foregoing amendment embodied therein upon surrender of the presently outstanding Revolving Credit Note marked "Superseded".

        11. Exhibit B. The first paragraph of Exhibit B to the Credit Agreement is hereby amended by striking the word "nine" appearing therein and by substituting the word "five" therefor.

        12. Section 12.7 (Notices). Section 12.7 of the Credit Agreement shall be amended by striking the phrase "101 Park Avenue, Suite 1400, Oklahoma City, Oklahoma 73126,





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Attention:  William C. Rankin" and by substituting the following therefor
"2000 Post Oak Boulevard, Suite 100, Houston, Texas 77056-4400, Attention:
Daniel D. Hawk".

        Except as specifically amended hereby all of the terms, conditions and provisions of the Credit Agreement and Revolving Credit Note shall stand and remain unchanged and in full force and effect. No reference to this Second Amendment to Credit Amendment need be made in any instrument or document at any time referring to the Credit Agreement or Revolving Credit Note, a reference to the Credit Agreement or Revolving Credit Note in any of such to be deemed to be a reference to the Credit Agreement or Revolving Credit Note as amended hereby. This amendment shall be effective as of the date appearing immediately above the signature of the Company hereon except that the amendment to Section 3.1 hereof shall be effective for all computations of the commitment fee accruing from and after December 1, 1993, the amendment to the definition of the term "Applicable Base Rate Margin" shall be effective from and after December 1, 1993 and the amendments to definition of the terms "Applicable CD Rate Margin" and "Applicable LIBOR Rate Margin" shall become effective for all LIBOR Portions and Adjusted CD Rate Portions created or continued through a new Interest Period subsequent to the date hereof. This Second Amendment to Credit Agreement shall be construed in accordance with and governed by the laws of the State of Illinois.

        Dated as of this 22nd day of December, 1993.


                        HADSON ENERGY RESOURCES CORPORATION

                        By:  /s/  Clyde E. McKenzie
                            __________________________________________________
                             Its Vice President

        Accepted and agreed to as of the date last above written.


                        BANK OF MONTREAL

                        By:  /s/  Robert Roberts
                            __________________________________________________
                            Its Director

        The undersigned confirms that it is aware of the terms and conditions of this Second Amendment to Credit Amendment while it acknowledges that its consent thereto is not required, it further acknowledges that it has no objection to the terms and conditions thereof and that its Guaranty dated as of December 18, 1990 of the indebtedness, obligations and liabilities of the Company continues in full force and effect.

                        HADSON ENERGY LIMITED

                        By:  /s/ David Nevis Hayes
                            __________________________________________________
                            Its Managing Director





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